UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

PACWEST BANCORP

(Exact name of registrant as specified in its charter)

Delaware	00-30747	33-0885320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10250 Constellation Blvd., Suite 1640

Los Angeles, CA 90067

(Address of principal executive offices) (Zip Code)

(310) 286-1144

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K filed on June 4, 2013 by PacWest Bancorp (the “Company”) to include the financial statements and unaudited pro forma condensed financial information referred to in Item 9.01(a) and (b) below relating to the Company’s acquisition of First California Financial Group, Inc. (“FCAL”), or (the “Acquisition”).

Item 9.01.             Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

To the extent required by this Item 9.01(a), the Audited Consolidated Financial Statements of FCAL as of December 31, 2012 and December 31, 2011 and for the years ended December 31, 2012, December 31, 2011 and December 31, 2010, the Report of Independent Registered Public Accounting Firm thereon, as well as the accompanying Notes thereto, included in Item 8 of Part II of FCAL’s Annual Report on Form 10-K (the “FCAL Annual Report”) and in Item 15. “Exhibits, Financial Statement Schedules,” of Part IV of the FCAL Annual Report, as filed with the Securities and Exchange Commission (“SEC”) on March 18, 2013, and the Unaudited Condensed Consolidated Financial Statements of FCAL for the three months ended March 31, 2013 and March 31, 2012, respectively, as well as the Notes thereto, included in Item 1 of Part I of FCAL’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2013, as filed with the SEC on May 10, 2013, are incorporated by reference herein.

(b)                                 Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company and FCAL, as of March 31, 2013 and for the year ended December 31, 2012 and the three months ended March 31, 2013, reflecting the Acquisition is attached hereto as exhibit 99.1 and incorporated herein by reference.

(d)  Exhibits

Exhibit No.	Description
23.1	Consent of Moss Adams LLP
99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements of PacWest Bancorp and First California Financial Group, Inc., as of March 31, 2013 and for the year ended December 31, 2012 and the three months ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACWEST BANCORP
Dated: August 15, 2013
	By:	/s/ Lynn M. Hopkins
	Name:	Lynn M. Hopkins
	Title:	Executive Vice President
and Corporate Secretary